UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2020

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	The New York Stock Exchange
Series E 5.375% Preference Shares, Par Value $1.00 per share	RNR PRE	The New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Public Offering of Common Shares

On June 2, 2020, RenaissanceRe Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, acting on their own behalf and as representatives of the several underwriters named in Schedule I thereto. The Underwriting Agreement provides for the offer and sale by the Company (the “Offering”) of 5,500,000 common shares, par value $1.00 per share, of the Company at the public offering price of $166.00 per share. Under the terms of the Underwriting Agreement, the Company granted the underwriters an option, exercisable for 30 days, to purchase up to an additional 825,000 common shares, which has been exercised in full. The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-231720), initially filed with the United States Securities and Exchange Commission (the “SEC”) on May 23, 2019, as amended by Post-Effective Amendment No. 1, filed with the SEC on June 2, 2020, and a prospectus supplement dated June 2, 2020. The Offering of the full 6,325,000 common shares closed on June 5, 2020.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and is incorporated by reference herein.

State Farm Investment

On June 2, 2020, the Company entered into an Investment Agreement (the “Investment Agreement”) with State Farm Mutual Automobile Insurance Company (“State Farm”), pursuant to which State Farm agreed, subject to the terms and condition therein, to purchase approximately $75,000,000 of common shares in a private placement (the “Concurrent Private Placement”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), at a per share price equal to the per share public offering price in the Offering. Each of the parties made customary representations and warranties in the State Farm Investment Agreement. The Concurrent Private Placement closed at the same time as the Offering. Based on the per share public offering price of $166.00 per share, the Company issued 451,807 common shares to State Farm in the Concurrent Private Placement.

In connection with the Investment Agreement, the Company entered into an Amended and Restated Registration Rights Agreement with State Farm (the “Registration Rights Agreement”), effective upon the closing of the Concurrent Private Placement, relating to the common shares of the Company issued to State Farm in the Concurrent Private Placement and the common shares previously issued to State Farm in December 2018. Under the Registration Rights Agreement, the Company is obligated to file a shelf registration statement for State Farm (or amend its existing shelf registration statement for State Farm) no later than (a) ten (10) days, in the case of an automatic shelf registration, and (b) sixty (60) days, in the case of a shelf registration statement other than an automatic shelf registration, prior to the six-month anniversary of the closing date of the Concurrent Private Placement, providing for the resale of such securities from time to time. Under the Registration Rights Agreement, State Farm will also be entitled to up to two (2) demand registrations (subject to certain minimum offering requirements) and customary piggyback registration rights, subject to customary black-out periods. The Registration Rights Agreement also restricts the transfer of shares issued under the Investment Agreement by State Farm and its controlled affiliates for six months after the closing of the Concurrent Private Placement, subject to certain exceptions.

The foregoing summary of the Investment Agreement and the Registration Rights Agreement is qualified in its entirety by the full text of the Investment Agreement and the Registration Rights Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities

The consideration issued pursuant to State Farm pursuant to the Investment Agreement, as described in Item 1.01 of this report, which description is incorporated by reference into this Item 3.02, consists of unregistered common shares of the Company. Such shares were issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act because the offer and sale of such securities did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 8.01	Other Events.

On June 2, 2020, the Company issued a press release announcing that it launched the Offering (the “Launch Press Release”) and disclosing the Concurrent Private Placement. The Launch Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 2, 2020, the Company issued a press release announcing that it priced the Offering (the “Pricing Press Release”). The Pricing Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 2, 2020, by and among RenaissanceRe Holdings Ltd., Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC.

5.1	Opinion of Conyers Dill & Pearman Limited.

10.1	Investment Agreement, dated June 2, 2020, by and between RenaissanceRe Holdings Ltd. and State Farm Mutual Automobile Insurance.

10.2	Amended and Restated Registration Rights Agreement, dated June 2, 2020, by and between RenaissanceRe Holdings Ltd. and State Farm Mutual Automobile Insurance.

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1).

99.1	Launch Press Release, dated June 2, 2020.

99.2	Pricing Press Release, dated June 2, 2020.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: June 5, 2020	By:	/s/ Stephen H. Weinstein
	Name:	Stephen H. Weinstein
	Title:	Executive Vice President, Group General Counsel, Corporate Secretary and Chief Compliance Officer